GulfMark Offshore, Inc.
GulfMark Offshore, Inc.
GULFMARK
OFFSHORE
RBC Energy Conference
June 2008

Cautionary Statement Regarding Forward-Looking Statements
 This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. While the Company makes these statements and projections in good faith, neither the company nor its management can guarantee that the anticipated future results will be achieved. Reference should be made to the Company’s
Securities and Exchange Commission filings for additional important factors that may affect actual results.
GulfMark Offshore, Inc. • 10111 Richmond Avenue, Suite 340 • Houston, TX 77042
Phone: (713) 963-9522 • Fax: (713) 963-9796
E-Mail: gmrk@gulfmark.com • Website: www.gulfmark.com

Investment Highlights
› Strong demand for offshore marine services
› Global presence and operations expertise
› Financial flexibility to pursue opportunities
› Rigdon Marine acquisition fuels growth
› Young, versatile high-spec fleet

GulfMark at a Glance
Leader in providing marine transportation services to the offshore oil and gas exploration and production industry world-wide.
› Ticker: GLF
› Stock price: $65.41(1)
› Market cap: ~$1.5 billion(1)
› Current fleet size: 67 vessels
› Employees: 1,300(2)
› Company inception: 1953
(1) At May 29, 2008
(2) At February 28, 2008

GulfMark Growth Story
* 2010E Includes Construction in Progress and Assumes Sale of Three Older Vessels.

Strategic Focus

Worldwide Operating Locations
Including Rigdon
1
2
20
4
71 Owned Vessels at 6/30/08
23

Financial Review

Rigdon Marine
Transaction Overview
I. Structure
 - GulfMark to acquire 100% of the stock of Rigdon Marine

II. Purchase Price
 - $150 million in cash
 - 2.1 million shares in GulfMark common stock
 - $268 million of assumed debt
 - $19 million remaining capex under new build program

III. Financing (estimates)
 - $110 million to be drawn against GulfMark’s $175 million revolver
 - $40 million from cash on hand
 - $268 million in assumed debt held by DVB Bank
(1) Using GulfMark stock price at 5-27-08 of $61.75.

Rigdon Marine
Transaction Overview
IV. Rigdon Fleet - 28 Owned Vessels (21 Delivered; 7 Under Construction)
 - 10 R5000 series PSV’s built in 2004-2005
 - 10 R4000 series PSV’s built in 2007-2008 (8 delivered)
 - 4 fast supply boats (FSV’s) built in 2007-2009 (1 delivered)
 - 4 crew boats (CB’s) built in 2007-2008 (2 delivered)
 - 1 managed crew boat (CB) built in 2007

V. Rigdon Operations Infrastructure
 - Industry savvy Rigdon management team
 - Highly qualified team of mariners
 - Operating base in Louisiana

Selected Financial Data
($ Millions, except per share amounts)
Excluding Gains on Asset Sales	2004	2005	2006	2007(1)	1st Call 2008E	1st Call 2009E
EBITDA	$42.0	$88.6	$125.5	$152.7	$187.0	$203.7
Net Income	$0.4	$38.4	$79.5	$114.4	$137.5	$150.9
Share O/S	20.1	20.4	22.7	23.1	23.2	23.3
E.P.S.	$0.02	$1.86	$3.79	$4.95	$5.92	$6.47
Including Gains
EBITDA	$44.3	$88.6	$135.7	$164.9	n/a	n/a
EBITDA shown adjusted for other income/expense items. 2004 Net Income shown before cum. effect of change in accounting.principle. 1st Call estimates for 2008-09 as of 05/28/08; shares o/s calculated.
(1) 2007 excluded impact of foreign tax law changes which resulted in a $27.6 million tax adj.

Capital Expenditures
	Actual 2007	2008E	2009E	2010E
New Build Vessels	175.7	98.6	84.3	57.3
Other (1)	9.3	5.7	5.7	5.7
Total	185.0	104.3	90.0	63.0
$ in Millions
2001-2006 Average = $65.1 Million Annually
(1) Other line excludes capitalized interest of $6.2 million at 12/31/07 and in future years.

Capital Expenditures w/Rigdon
	GLF Actual 2007	GLF+ Rigdon 2008E	GLF+ Rigdon 2009E	GLF+ Rigdon 2010E
New Build Vessels	175.7	108.8	90.3	57.3
Other (1)	9.3	5.7	5.7	5.7
Total	185.0	114.5	96.0	63.0
$ in Millions
2001-2006 Average = $65.1 Million Annually
(1) Other line excludes capitalized interest of $6.2 million at 12/31/07 and in future years.

Contract Cover*	9 Mos 2008E	12 Mos 2009E
North Sea	90.1%	53.7%
Southeast Asia	75.1%	54.5%
Americas	95.5%	88.5%
All Vessels	87.2%	59.9%
EBITDA ($mm)	$149.6	$126.9
GLF Contract Cover (Including Options)
4-15-08
 * Represents percentage of available days vessels are under charter contract or option.

Contract Cover*	6 Mos 2008E	12 Mos 2009E	12 Mos 2010E
North Sea	87.9%	53.7%	33.0%
Southeast Asia	64.9%	54.5%	43.9%
Americas	66.9%	47.7%	19.8%
All Vessels	75.0%	51.2%	28.8%
Contract Cover (Including Options)
With Rigdon (6 mths 2008; 12 mths thereafter)
 * Represents percentage of available days vessels are under charter contract or option.

Industry Growth Dynamics

Market Demand
● Jackup and Floating Rig Construction
● Floating Production, Storage & Offloading (FPSO)
 Growth
● Subsea Development
● Construction Support
● Global Demand for Energy

Demand Drivers - Rig Construction
Source: ODS Petrodata, Pareto Securities, AG Edwards & Jefferies research.
Near 70 New build Semi’s/Ships due thru 2011

Demand Drivers- Floating Rigs & FPSO’s

Demand Drivers - Subsea
Source: Infield/Offshore Research
Substantial growth in
water depths > 900m

Global Capex
2007	$ 31B
2011E	$ 41B
CAGR	7.1%

Subsea Market Growth
What’s driving the growth?
✓ Increase in deepwater
production.
✓ Cost benefits of subsea
installations.
✓ Ability to “fast-track” field to
production.
✓ International far outpacing
North American spending.
Source: Citi Presentation, Feb 2008

Construction Demand
The Highland Rover
supporting the Allseas pipe-
lay vessel Solitaire.
Estimates indicate nearly
13,000 km of pipelines to be
installed between 2008 -
2012.1
1 Source: Douglas-Westwood forecast as published in Nov 2007 Marine News.

The GulfMark Fleet -
Past, Present and Future

PSV & AHTS Fleet Development - Major
Construction Programs Underway Since 2000
*Assumes planned acquisition and disposals occur and assumes sale of three older vessels.
27 Owned Vessels at Jan 2000
52 Owned Vessels at Dec 2010*

PSV & AHTS Fleet Development - Major Construction
Programs Underway Since 2000 w/Rigdon
*Assumes planned acquisition and disposals occur and assumes sale of three older vessels.
27 Owned Vessels at Jan 2000
72 Owned Vessels at Dec 2010*

Changing Fleet Including Rigdon Vessels
Sold (8)	Built	New builds Delivered (21)	Built	New builds Cont’d	Built
Sea Whip Sea Witch Sea Conquest Highland Sentinel Highland Patriot North Prince Sem Courageous Sea Explorer Future Sales (3)	1983 1983 1977 1979 1982 1978 1981 1981	Coloso Titan Sea Intrepid Sea Guardian Sea Sovereign Highland Prestige North Promise Sea Cheyenne Sea Supporter First and Ten Purchases (1)	2005 2005 2005 2006 2006 2007 2007 2007 2007 2007	Double Eagle Triple Play Sailfish Sea Apache Sea Kiowa Grand Slam Touchdown Hat Trick Hammerhead Slap Shot Bluefin	2007 2007 2007 2008 2008 2008 2008 2008 2008 2008 2008
T/B/A		Citadel*	2003
• Twenty-two recent vessel additions

PSV’s (7)	Est Delivery	AHTS’s (5)	Est Delivery	Crew boats and FSV’s (5)	Est Delivery
Homerun Knockout Aker 09CD 1 Bender 1 Aker 09CD 2 Bender 2 Bender 3	Q2 08 Q3 08 Q4 09 Q4 09 Q2 10 Q2 10 Q3 10	Sea Choctaw Sea Cherokee Sea Comanche Remontowa 1 Remontowa 2	Q3 08 Q4 08 Q4 08 Q2 10 Q3 10	Mako Albacore Swordfish Tiger Blacktip	Q3 08 Q4 08 Q4 08 Q2 09 Q2 09
• Seventeen additional vessels “on the way”
Changing Fleet Including Rigdon Vessels

Fleet Overview with Rigdon Vessels
* Average age of owned vessels, excluding SPV’s.
(1) Current new build program delivers 17 additional vessels, within expected time frames; and, three older vessels sold.
	Fleet at June 30, 2008				Fleet at December 31, 2010(1)
	North Sea	SE Asia	Americas	Total	North Sea	SE Asia	Americas	Total
PSV	21	3	22	46	23	3	26	52
AHTS	4	11	3	18	5	11	4	20
FSV / CB	-	-	3	3	-	-	8	8
SpV	3	-	1	4	3	-	1	4
Total Owned Fleet	28	14	29	71	31	14	39	84

Avg. Age (Yrs.)*	11.6	12.0	3.8	8.6	11.8	10.7	5.5	8.9
Managed Fleet	14	-	5	19	14	-	5	19

Recent New Build Vessels

Rigdon 4000’s

Rigdon 4000’s = Next Generation
● All are dynamically positioned (DPS 2) - critical for deepwater applications
● Diesel electric propulsion
 ● Fuel efficiency - lower operating costs to customer
 ● Provides maximum utilization of cargo space (no shaft lines)

● Low environmental impact
 ● Zero discharge
 ● Lower fuel consumption
● Main deck machinery location enhances below deck capacity
● Cargo capacities below deck and 1,860 DWT exceed many
 220 ft. vessels
● “Next Generation” = Suitable for both deepwater and shelf

Recent GulfMark New Builds
• AKER 09 - 4,850 DWT PSV (2 vessels)
 • Price approximately $30 million per vessel
 • Highland Prestige delivered April 4, 2007
 • North Promise delivered September 15, 2007
 • Both on long-term charter in North Sea
• Jaya 861B (Sea Supporter) - 7,900 BHP AHTS
 • Price approximately $19.0 million
 • Delivered October 20, 2007
 • Currently on charter in SE Asia
• Keppel MTD 313A - 10,600 BHP AHTS (3 vessels)
 • Six ordered at approximately $23 million each
 • Sea Cheyenne delivered October 27, 2007
 • Sea Apache delivered January 9, 2008
 • Sea Kiowa delivered March 31, 2008
 • All on charter in SE Asia upon delivery
Strong demand allowed for all five new deliveries to immediately begin mid to long-term charters at attractive day rates.

Existing Rigdon Marine Vessels
• GPA 640 Diesel Electric DP2 PSV’s (10 vessels)
 • All built in 2004 or 2005
 • All on contract with average period of 2 + years
 • Deepwater capable
 • Efficient technology with high capacities low consumption
• GPA 654 Diesel Electric DP2 PSV’s (8 vessels)
 • 190’ version of GPA 640’s w/similar machinery
 • Delivered between July 2007 and May 2008
 • Suited for variety of environments - shelf to deepwater
• 181’ DP1 Aluminum FSV (1 vessel)
 • 1000 BBLs of Liquid Mud capacity
 • Capable of carriage of Bulk on deck
 • Delivered in March 2008
• 176’ DP1 Aluminum CB (1 vessel)
 • Water Jet 32 knot high speed vessel
 • Delivered in May 2007

• 165’ Aluminum CB (1 vessel)
 • Zero discharge
 • Delivered in May 2008

Future GulfMark New Builds
• Keppel MTD 313A AHTS - 10,600 BHP AHTS (3 vessels)
 • Price approximately $23 million per vessel
 • Expected deliveries 3Q 2008 - 4Q 2008

• Aker 09CD - 4,850 DWT PSV (2 vessels)
 • Enhanced version of first two deliveries
 • Price approximately $45 million per vessel
 • Delivery in 4Q 2009 and 2Q 2010

• Remontowa - 10,000 BHP AHTS (2 vessels)
 • Price approximately $26.0 million per vessel
 • Expected delivery in 2Q 2010 and 3Q 2010

• Bender - 3,000 DWT PSV (3 vessels)
 • Price approximately $25.0 million per vessel
 • Expected delivery in 4Q 2009 - 3Q 2010

Future Rigdon New Builds
• GPA 654 - Rigdon 4000 1895 KW DE PSV’s (2 vessels)
 • 8 previously delivered
 • Expected deliveries 3Q 2008 - 4Q 2008

• 181’ DP1 Aluminum FSV (3 vessels)
 • 1000 BBLs of Liquid Mud capacity
 • Capable of carriage of Bulk on deck
 • Delivery in 3Q 2008 - 2Q 2009

• 176’ DP1 Aluminum CB (1 vessels)
 • Water Jet 32 knot high speed vessels
 • Expected delivery in 4Q 2008

• 165’ Aluminum CB (1 vessel)
 • Zero discharge
 • Expected delivery in 3Q 2008

SE Asia - New Vessels, New Approach
	2004	2005	2006	2007
Revenue	$17.5	$19.6	$27.4	$41.3
EBITDA	$ 8.7	$12.6	$17.6	$31.4
Avg Vessels	11.6	10.2	11.7	12.0
Day rate	$5,137	$5,849	$7,062	$10,276
	Total	Small AHTS	Modern AHTS	PSVs	Avg. Age (yrs)
Y/E 2004	10	7	0	3	21.7
Today	14	7	4	3	12.0
Y/E 2008*	14	5	6	3	8.7
Changing Fleet Composition
Performance Trend
* Assumes three new builds arrive as planned, one vessel transferred to Brazil, and two older vessels sold.

The Best is Yet to Come Pre-Rigdon
Projected vessel EBITDA based on investment hurdle dayrates adjusted to current dayrates. Does not consider potential impact of vessel dispositions.

The Best is Yet to Come Pre-Rigdon
Projected vessel EBITDA based on investment hurdle dayrates adjusted to current dayrates. Does not consider potential impact of vessel dispositions.

 Steady Growth in Size & Mix of Fleet
 Vessels Designed & Built for Future Customer Needs
 Working in Sectors With Increasing Demand
 Term Charters That Provide Stable Cash Flow
 Future Capital Requirements less Than 50% of EBITDA
 Earnings Growth
 Higher Levels of EBITDA
 Increased Value Per Share
Modern Fleet + Competitive Advantage
= Increased Value
RESULT

Reconciliation of Adjusted EBITDA
 EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net.
 EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and
 Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.